Corporate Presentation September 2026 Exhibit 99.2

Disclaimers and forward-looking statements This presentation and the accompanying discussion contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding TScan Therapeutics, Inc.'s (the "Company") plans, progress, and timing relating to the Company’s clinical programs and the presentation of data, the Company’s current and future research and development plans or expectations, the structure, timing and success of the Company’s planned preclinical development, submission of INDs, manufacturing, and clinical trials, the potential benefits of any of the Company’s proprietary platforms or current or future product candidates in treating patients, the potential commercial opportunities of any of the Company’s proprietary platforms or current or future product candidates, the Company's ability to fund its operating expenses and capital expenditure requirements with its existing cash and cash equivalents, and the Company’s goals and strategy. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as, but not limited to, “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan,” “on track,” or similar expressions or the negative of those terms. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions, and uncertainties. The express or implied forward-looking statements included in this presentation are only predictions and are subject to a number of risks, uncertainties and assumptions, including, without limitation: the beneficial characteristics, safety, efficacy, therapeutic effects and potential advantages of the Company’s TCR-T therapy candidates; the Company’s expectations regarding its preclinical studies being predictive of clinical trial results; the timing of the initiation, progress and expected results of the Company’s preclinical studies, clinical trials and its research and development programs; the Company’s plans relating to developing and commercializing its TCR-T therapy candidates, if approved, including sales strategy; estimates of the size of the addressable market for the Company’s TCR-T therapy candidates; the Company’s manufacturing capabilities and the scalable nature of its manufacturing process; the Company’s estimates regarding expenses, future milestone payments and revenue, capital requirements and needs for additional financing; the Company’s expectations regarding competition; TScan’s anticipated growth strategies; the Company’s ability to attract or retain key personnel; the Company’s ability to establish and maintain development partnerships and collaborations; the Company’s expectations regarding federal, state and foreign regulatory requirements; the Company’s ability to obtain and maintain intellectual property protection for its proprietary platform technology and our product candidates; the sufficiency of the Company’s existing capital resources to fund its future operating expenses and capital expenditure requirements; and other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recent Annual Report on Form 10-K and any other filings that the Company has made or may make with the SEC in the future. Any forward-looking statements contained in this presentation represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, the Company explicitly disclaims any obligation to update any forward-looking statements.

Strategic prioritization to focus on *in vivo* cell therapy for solid tumor indications

	TScan today	Strategy	Value inflection points
SOLID TUMORS	• *In vivo* lentivirus platform developed • Two product candidates advanced to IND-enabling	• Focus on advancing PRAME and MAGE-A4 TCR-Ts with *in vivo* engineering platform	• Preclinical data and regulatory updates – Q1 2027 • File first IND – Q3 2027 • Launch P1 clinical trial – Q4 2027
HEME	• Strong clinical data with commercial-ready process • Agreement with FDA on Phase 3 study; first 7 patients enrolled	• Pause Phase 3 for data to mature • Establish external manufacturing • Actively seek strategic partnership	• 6-month data (14 pts) – Q4 2026 • 1-year data (21 pts) – Q2 2027 • Strategic partnership or funding
AUTO-IMMUNITY	• Targets discovered in HLA-B*27-associated autoimmunity	• Halt further development pending partnership	• Strategic partnership

TSCAN THERAPEUTICS

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Focus on *in vivo*-engineered TCR-T cell therapies for solid tumors



Indications
Program (Targets)
Discovery
IND-enabling
Phase 1
In vivo-engineered TCR-T cell therapies
SOLID TUMORS
Undisclosed
TSC-303-A02 (PRAME)
Undisclosed
TSC-302-A02 (MAGE-A4)
Undisclosed
TSC-303-A24 (PRAME)
Engineered TCR-T cell therapies
HEMATOLOGIC MALIGNANCIES
AML, MDS
TSC-101 (HA-2)
AML, MDS, ALL, NHL
TSC-102 (CD45)
Target-directed therapeutics
AUTOIMMUNITY
Ankylosing spondylitis and other HLA-B*27-associated diseases
Heme malignancies and Autoimmunity programs on hold*

TSCAN THERAPEUTICS

*Further development of heme malignancies and autoimmunity programs is on hold in line with prioritization of solid tumor program; Patients are continuing to be followed on both the ALLOHA™ and ALLOHA-2™ studies

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Solid Tumors Developing in vivo-engineered TCR-T cell therapy for solid tumor indications

Solid tumors represent a large unmet medical need

THE UNMET NEED

High mortality persists in solid tumor indications despite approved therapies

- **550,000** deaths from solid tumor indications are expected in the U.S. in 2026
- **8,500** deaths occur annually from melanoma despite ~20 approved therapies
- **125,000** deaths occur annually from non-small cell lung cancer despite ~50 approved therapies

TARGETABLE BIOLOGY

TScan's TCR-T therapies target prevalent cancer-specific antigens in major solid tumor indications

- **Intracellular cancer-specific targets** are uniquely addressable by TCR-T cell therapies
- **>90%** of melanomas express PRAME*
- **14-24%** of non-small cell lung cancer, head & neck cancer, and ovarian cancer express MAGE-A4*

TSCAN THERAPEUTICS

*Data from TScan Plexi-T screening study; Wang et al, *Mol Ther Methods Clin Dev*. 2024.

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Lentivirus Lentiviral-based in vivo engineering technology addresses the key challenges of autologous TCR-T cell therapy In vivo engineering solves the key challenges of autologous TCR-T No patient-specific manufacturing, eliminating out-of-spec issues and significantly reducing cost of goods No vein-to-vein time issues for treating patients No need for lymphodepletion In vivo lentiviral approach offers potential for long-term responses T cell-targeted lentiviruses enable permanent genetic integration Engineered T-cells form memory cells, driving long term anti-cancer activity In vivo delivery enables higher levels and expansion of engineered T-cells T-cell

Early data from *in vivo* CAR-T programs in heme malignancies show remarkable response rates

PROOF-OF-CONCEPT IN HEME MALIGNANCY SPACE

***In vivo*-engineered CAR-T programs are showing deep responses and durable T-cell persistence**

kelonia	EsoBiotec	LEGEND BIOTECH
BCMA CAR-T	**BCMA CAR-T**	**CD19xCD20 CAR-T**
Relapsed/refractory multiple myeloma	Relapsed/refractory multiple myeloma	Relapsed/refractory B cell non-Hodgkin lymphoma
100% MRD-negative responses at 1 month (n=18)	**100%** MRD-negative responses at 1 month (n=4)	**100%** ORR at highest dose level including 83% CR (n=6)

Sources: Kelonia ASH 2025 / ASCO 2026 (inMMyCAR Ph1, n=18); EsoBiotec/AstraZeneca ESO-T01, The Lancet 2025; Legend Biotech EHA 2026 (Ph 1, n=6 at DL2)

TSCAN THERAPEUTICS

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In vivo-engineered TCR-T provide a promising way to address solid tumor indications Tumor cell T cell HLA class I (e.g., A*02:01) Target antigen (e.g., PRAME) CD8a/b TCR PRAME is expressed at high levels in cutaneous melanoma* *Data on file from TScan screening study in solid tumors (NCT05812027) TCR-T cells recognize cancer-specific antigens presented on HLA Class I

TScan's third generation lentiviral vector enables *in vivo* generation of TCR-T cells


Transgene
Promoter
TCRβ
TCRα
tagCD8α
CD8β
P2A ribosome skip site

Proprietary elements

- Non-targeting fusogen
- Dual targeting antibodies

- T-cell targeting antibodies direct the virus to cytotoxic and helper T-cells
- Antibodies simultaneously target and activate T-cells, enabling rapid expansion *in vivo*
- Non-targeting fusogen mediates entry exclusively to T-cells

TScan's product candidates

- Dual-targeting product candidates efficiently transduce human PBMCs in mouse models and induce expansion *in vivo*
- *In vivo*-engineered TCR-Ts control tumor growth in mice at <10% of the equivalent dose of *ex vivo*-engineered TCR-T cells
- Preclinical data will be presented at a major medical meeting in Q1 2027

TSCAN THERAPEUTICS

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Solid tumor program on track to initiate Phase 1 development in Q4 2027 UPCOMING MILESTONES Q2 2026 INTERACT meeting with U.S. FDA Q1 2027 Present preclinical data Provide regulatory update Q3 2027 File first IND Q3 2026 Lead candidates identified Advanced to IND-enabling activities Q2 2027 Initiate GMP production of lentivirus Q4 2027 Initiate Phase 1 clinical trial

Heme Malignancies Targeting residual disease to prevent relapse in patients undergoing allogeneic HCT

TSC-101 is designed to target residual disease and prevent relapse in patients undergoing hematopoietic cell transplantation


HLA A*02:01-positive
(HA-2-positive)
*
*
Patient identification
Day -10 to -1
Reduced Intensity
Conditioning
Day 0
HCT transplant
with donor stem cells
Day 21
Infusion 1
with TSC-101
Day 61
Infusion 2
with TSC-101
Follow up
HLA A*02-negative
(HA-2-negative)
Donor apheresis 1: T-cells
Donor apheresis 2: Stem cells

- Referral to existing transplant centers is current standard of care
- Patient and donor pairing conducted through standard HLA testing
- Flexibility for inpatient/outpatient infusion(s)
- Product manufacturing is completed well before planned infusion on Day 21

TSCAN THERAPEUTICS

* Infusion 1 & 2 site of care (inpatient vs outpatient) determined by administering physician. Infusion 1 may be given upon engraftment and between days 14-35 post transplant, infusion 2 would be administered about 40 days after infusion 1.

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Patients generally well balanced across TSC-101 and control arms although Cohort C included a higher percentage of high-risk patients TSC-101 Cohort A TSC-101 Cohort C Control Evaluable Subjects* 19 14 19 Age, Median years (Range) 65 (52-74) 68 (28-79) 66 (23-77) Sex, Male  13 (68%) 9 (64%) 9 (47%) Underlying Disease ALL  2 (11%) 1 (7%) 1 (5%) AML  13 (68%) 8 (57%) 10 (53%) MDS  4 (21%) 5 (36%) 8 (42%) TP53 mutated 6 (32%) 4 (29%) 4 (21%) MRD-positive pre-HCT  13 (68%) 12 (86%) 10 (53%) Donor type Haplo 19 (100%) 9 (64%) 18 (95%) MMUD -- 5 (36%) 1 (5%) *Subjects on the treatment arm who received ≥1 infusion of TSC-101 and on the control arm who reached Day 21 post-HCT; ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; MDS, myelodysplastic syndromes; Pre-HCT MRD, pre-hematopoietic cell transplantation minimal residual disease; Haplo, haploidentical donor; MMUD, mismatched unrelated donor Mixed chimerism post-HCT (~D21) 11 of 18 (61%) 12 of 14 (86%) 13 of 17 (76%) Data as of August 27, 2026

Pre-transplant MRD is associated with a very high risk of relapse in AML patients

- Retrospective analysis of 392 patients with AML[1]
- All patients received NMA- or RIC-HCT
- 75% of patients had intermediate or high-risk genetics
- Cumulative incidence of relapse was 50-60% for patients that were MRD-positive prior to HCT, similar to those with active disease



P<.001
active disease prior to HSCT, n=130
MRD^{pos} prior to HSCT n=115
MRD^{neg} prior to HSCT, n=147
P=.50
P<.001
Cum. incicence of relapse/progression
1.0
0.8
0.6
0.4
0.2
0.0
0
2
4
6
8
10
Years after HCT

- Retrospective analysis of adults with AML (n = 1,114) who received their first allo-transplant between April 2006 and March 2023[2]
- MRD-positive patients had much higher rates of relapse than MRD-negative patients

Outcome	AML n=1,114	AML MRD-negative n=907	AML MRD-positive n=207
Relapse at 1 year	24%	17%	**55%**
RFS at 1 year	65%	73%	**32%**

TSCAN THERAPEUTICS

(1)Jentzsch, M. *et al. Blood Cancer J.* **11**, 80 (2021); NMA- non myeloablative, RIC- reduced intensity conditioning; Genetic risk groups assigned based on ELN2017 criteria; (2)Orvain et al. Am J Hematol. 2024 May;99(5):862-870

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All 14 Cohort C patients were at high risk of relapse: 12 were MRD-positive and remaining 2 were p53m Disease Time post-HCT (days) MRD-positive MRD-negative MRD pending TSC-101 infusion Pre-HCT MRD Dose level HCT DL3AMLMMUD DL4MDSHaplo DL4AMLHaplo DL4ALL-p53mHaplo DL4MDS-p53mMMUD DL4AMLHaplo DL4MDSMMUD DL4AMLMMUD DL4MDSHaplo DL4AMLHaplo DL4AMLHaplo DL4MDS-p53mMMUD DL4AMLHaplo Non-relapse death DL, dose level; ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; MDS, myelodysplastic syndromes; Pre-HCT MRD, pre-hematopoietic cell transplantation minimal residual disease; Haplo, haploidentical donor; MMUD, mismatched unrelated donor DL4AML-p53mHaplo 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Relapse Data as of Aug 27, 2026 Complete chimerism following third infusion Relapse death Complete chimerism following intervention Cohort C ~6 months post HCT (median) Relapse 14% (2/14) RFS 79% (11/14)

04-022 07-012 13-014 14-003 25-016 13-016 14-004 13-018 13-021 07-013 27-004 16-003 13-017 13-019 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Despite being at high risk of relapse, all patients in Cohort C had complete donor chimerism at their last assessment, including both patients who relapsed DL4 DL4 DL3 DL4 DL4 DL4 DL4 DL4 DL4 DL4 DL4 DL4 DL4 DL4 Haplo Haplo MMUD Haplo Haplo MMUD Haplo MMUD MMUD Haplo Haplo Haplo MMUD Haplo AML-p53m MDS AML AML ALL-p53m MDS-p53m AML MDS AML MDS AML AML MDS-p53m AML Prior to infusion × × × ✓ × × × × × × × × × ✓ Day 35/42 ✓ × ✓ ✓ × ✓ ✓ ✓ ✓ × ✓ × ✓ ✓ Day 56/63 ✓ × ✓ ✓ ✓ ✓ ✓ ✓ × ✓ ✓ ✓ Day 77/84 ✓ ✓ ✓ × ✓ ✓ ✓ × × ✓ × ✓ ✓ Day 105 ✓ ● × ✓ ✓ ✓ ✓ ✓ ▲ ▲ ✓ ✓ ✓ ✓ Day 133 ✓ × ✓ ✓ ✓ ✓ ✓ ✓ ✓ Day 180 ✓ ✓ ✓ Day 228 ✓ ✓ Time post HCT# TSC-101 infusion Complete donor chimerism Mixed donor chimerism × ✓ ● Non-relapse death ● Relapse Relapse death Data as of Aug 27, 2026 Donor chimerism results using investigational NGS assay (Alloheme) with data cut-off of 0.2% at indicated times post-HCT (#± 3 days); ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; MDS, myelodysplastic syndromes; Haplo, haploidentical donor; MMUD, mismatched unrelated donor

Despite being at high risk of relapse, all patients in Cohort C had complete donor chimerism at their last assessment, including both patients who relapsed % recipient chimerism % recipient chimerism Donor chimerism results using investigational next-generation sequencing assay (Alloheme) with data cut-off of 0.2% at indicated times post-transplant (# ± 3 days) Assay cut-off 0.2% Patient 1 p53m-AML MRD- Patient 2 MDS MRD+ Patient 3 MECOM-AML MRD+ Patient 4 AML MRD+ Patient 5 p53m-ALL MRD- Patient 6 p53m-MDS MRD+ Patient 7 AML MRD+ Patient 8 MDS MRD+ Patient 9 AML MRD+ Patient 10 MDS MRD+ Patient 11 AML MRD+ Patient 12 AML MRD+ Patient 13 p53m-MDS MRD+ Patient 14 AML MRD+ TSC-101 infusion Data as of Aug 27, 2026 Relapse Relapse

TSC-101 is well tolerated with no dose-limiting toxicity

	Cohort A n=19	Cohort C n=14	Control n=19
Treatment-emergent acute GvHD (MAGIC)	**14 (73.7%)**	**5 (35.7%)**	**12 (63.2%)**
Grade I	8 (42.1%)	3 (21.4%)	6 (31.6%)
Grade II	5 (26.3%)	2 (14.3%)	5 (26.3%)
Grade III	1 (5.3%)	0 (0%)	1 (5.3%)
Grade IV	0 (0%)	0 (0%)	0 (0%)
Treatment-emergent chronic GvHD (NIH)	**2 (10.5%)**	**1 (7.1%)**	**2 (10.5%)**
Mild	2 (10.5%)	1 (7.1%)	1 (5.3%)
Moderate	0 (0%)	0 (0%)	1 (5.3%)
Severe	0 (0%)	0 (0%)	0 (0%)
Any CRS	**13 (68.4%)**	**8 (57.1%)**	**7 (36.8%)**
Grade 1 - 2	13 (68.4%)	8 (57.1%)	6 (31.6%)
Grade 3 - 4	0 (0%)	0 (0%)	1 (5.3%)
Treatment-emergent CRS	**3 (15.8%)**	**1 (7.1%)**	**0 (0%)**
Grade 1 - 2	3 (15.8%)	1 (7.1%)	0 (0%)
Grade 3 - 4	0 (0%)	0 (0%)	0 (0%)
Any ICANS	**1 (5.3%)**	**0 (0%)**	**0 (0%)**
Any TLS	**0 (0%)**	**0 (0%)**	**0 (0%)**
Any Graft Failure	**0 (0%)**	**0 (0%)**	**0 (0%)**

- No dose-limiting toxicities were observed across either treatment cohort
- Treatment-emergent acute GvHD occurred in most patients, mainly Grade I–II
  - 74% Cohort A, 36% Cohort C, 63% Control; only 1 Grade III event each in Cohort A and Control, and no Grade IV events
- No moderate or severe chronic GvHD occurred with TSC-101 (Cohort A or C)
  - Two mild events in Cohort A, one mild event in Cohort C, and one moderate event in Control
- CRS occurred more frequently with TSC-101 but stayed low-grade
  - No treatment-emergent Grade ≥3 CRS in either treatment cohort
- One TEAE of ICANS reported in Cohort A
  - Depressed consciousness (Grade 2) reported following infusion #2 in a patient with relapsing disease. Treated with tocilizumab and steroids; resolved within 24 hours
- No events of TLS or graft failure were reported in any cohort

TSCAN THERAPEUTICS

Protocol TSCAN-001; GvHD, graft-versus-host disease; ICANS, Immune Effector Cell-Associated Neurotoxicity Syndrome; CRS, Cytokine Release Syndrome; TLS, tumor lysis syndrome.

Data as of July 6, 2026

Upcoming milestones Solid Tumor Program 2026 H1 2027 Initiated IND-enabling studies for 2 in vivo TCR-T candidates H2 2027 File first IND for in vivo-engineered TCR-T (Q3 2027) Heme Program Report updated data from Cohort C of Phase 1 for TSC-101 (Q4 2026) Report data on all patients treated with commercial-ready process (Q2 2027) Present preclinical data of in vivo-engineered TCR-Ts Initiate Phase 1 development of in vivo-engineered TCT-T (Q4 2027)

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